Exhibit 32

Certification pursuant to 18 U.S.C. Section 1350,
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that, to their knowledge, the Annual Report on Form 10-KSB for the year ended October 2, 2004 of Innovative Micro Technology, Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Date:  January 27, 2005

/s/ JOHN S. FOSTER
John S. Foster
Chairman and Chief Executive Officer
/s/ PETER T. ALTAVILLA
Peter T. Altavilla
Chief Financial Officer, Corporate Controller and Secretary

A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.